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EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion of our report dated April 1, 2013 on our audit of the financial statements of The Longaberger Company for the years ended December 31, 2012 and 2011 in this S-1 Registration Statement (File No. 333-196155) of CSVL, Inc. (Amendment 8) and to the reference to our firm under the caption "Experts" in the Prospectus.

Columbus, Ohio
November 17, 2014

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM